ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)
AZL® Gateway Fund
(the “Fund”)

Supplement dated March 15, 2022
 to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

Effective June 30, 2022, Paul Stewart is retiring and will step down as CEO of Gateway Investment Advisers, LLC (“Gateway”) and as portfolio manager of the Fund. As part of Gateway’s long-term succession process, Michael T. Buckius, CIO and President of Gateway, will assume the role of CEO in addition to his other duties at the firm.
Accordingly, effective June 30, 2022, all references to Mr. Stewart as a Portfolio Manager of the Fund in the prospectus and SAI will be deleted. Michael T. Buckius, Kenneth H. Toft, and Daniel M. Ashcraft will remain as Portfolio Managers of the Fund.

  AZL-009-0421